FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Financial expenses:
Bank charges and other	$ 836	$ 278
Exchange rate expense, net	5,817	0
Total financial expenses	6,653	278
Financial income:
Exchange rate income, net	0	556
Interest income on deposits, money market funds and marketable securities	22,654	31,326
Accretion of discount on marketable securities	1,335	145
Total financial income	23,989	32,027
Financial income, net	$ 17,336	$ 31,749